UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 31, 2008
TITANIUM ASSET MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53352 (Commission File Number)	20-8444031 (IRS Employer Identification Number)

777 E. Wisconsin Avenue, Milwaukee, Wisconsin (Address of principal executive offices)	53202-5310 (Zip Code)
(414) 765-1980
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: FINANCIAL STATEMENTS FOR BOYD WATTERSON ASSET MANAGEMENT, LLC AS OF SEPTEMBER 30, 2008 (UNAUDITED) AND DECEMBER 31, 2007
EX-99.2: CARVE-OUT FINANCIAL STATEMENT FOR BOYD WATTERSON ASSET MANAGEMENT, LLC AS OF OCTOBER 15, 2007 AND DECEMBER 31, 2006
EX-99.3: UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets
This Form 8-K/A amends the Current Report on Form 8-K dated December 31, 2008 of Titanium Asset Management Corp. (“Titanium”) reporting the completion of its acquisition of Boyd Watterson Asset Management, LLC (“Boyd”). The sole purpose of this amendment is to provide the historical financial statements of Boyd required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
Balance Sheets of Boyd, a wholly-owned subsidiary of BWAM Holdings, LLC., as of September 30, 2008 (unaudited) and December 31, 2007 and the related Statements of Income and Member’s Equity and Cash Flows for the nine months ended September 30, 2008 (unaudited) and for the period from October 16, 2007 to December 31, 2007 are filed as Exhibit 99.1 to this amendment and are incorporated herein by reference.
Carve-Out Balance Sheets of Boyd, an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., (“Boyd/PNC”) as of October 15, 2007 and December 31, 2006 and the related Carve-Out Statements of Operations, Changes in Parent Company’s Investment, and Cash Flows for the period from January 1, 2007 to October 15, 2007 and the year ended December 31, 2006 are filed as Exhibit 99.2 to this amendment and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited Pro Forma Combined Balance Sheet of Titanium and Boyd as of September 30, 2008 and the related unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2008 and for the year ended December 31, 2007 are filed as Exhibit 99.3 to this amendment and are incorporated herein by reference.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.
Date: March 13, 2009	By:	/s/ Larry Haslee
		Name:	Larry Haslee
		Title:	Chief Financial Officer

3

EXHIBIT INDEX

99.1	Balance Sheets of Boyd Watterson Asset Management LLC, a wholly-owned subsidiary of BWAM Holdings, LLC, (“Boyd”) as of September 30, 2008 (unaudited) and December 31, 2007 and the related Statements of Income and Member’s Equity and Cash Flows for the nine months ended September 30, 2008 (unaudited) and for the period from October 16, 2007 to December 31, 2007

99.2	Carve-Out Balance Sheets of Boyd Watterson Asset Management LLC, an indirect wholly-owned subsidiary of The PNC Financial Group, Inc. (“Boyd/PNC”) as of October 15, 2007 and December 31, 2006 and the related Carve-Out Statements of Operations, Changes in Parent Company’s Investment, and Cash Flows for the period from January 1, 2007 to October 15, 2007 and the year ended December 31, 2006

99.3	Unaudited Pro Forma Combined Balance Sheet of Titanium Asset Management Corp. and Boyd as of September 30, 2008 and the related Unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2008 and for the year ended December 31, 2007

4